UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10041

JNL Investors Series Trust

(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices) (Zip code)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Steven J. Fredricks

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

ANNUAL REPORT

December 31, 2017

• JNL® Investors Series Trust

JNL Investors Series Trust Market Summary (Unaudited)

Major Indices Returns for the Year Ended December 31, 2017

[[L:TC_Field]]

Domestic Equity		Developed International Equity
S&P 500 Index	21.83%	MSCI All Country World ex-USA Index (Net)	27.19%
Russell 1000 Index	21.69	MSCI EAFE Index (Net)	25.03
Russell 2000 Index	14.65
Russell 3000 Index	21.13	Emerging Markets
		MSCI Emerging Markets Index (Net)	37.28%
Fixed Income
Bloomberg Barclays Global Aggregate Bond Index	7.40%	Alternative Assets
Bloomberg Barclays U.S. Aggregate Bond Index	3.54	Bloomberg Commodity Index	1.70%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	7.50	FTSE EPRA/NAREIT Developed Index	11.42

		Alternative Strategy
		Wilshire Liquid Alternative Index	5.08%

Domestic Equity: U.S. stocks seemed only to go up in 2017, as all major broad market indices posted double digit gains for the year amid a low volatility market environment. The large cap oriented S&P 500 Index rose in each calendar month of the year for the first time in its history in delivering gains of more than 20%. Small- and mid-cap stocks were relatively staid in comparison, while domestic equities in general trailed foreign stocks, especially emerging markets, for the full year. Growth stocks outperformed value oriented names, dominating returns for the first eight months before a rally towards the end of the year led by financials and retailers gave value a modest boost. Markets largely tuned out geopolitical risks abroad and political uncertainty at home to focus on improved corporate earnings and signs of a synchronized global economic recovery. The expectation and ultimate passage, of tax reform legislation during the fourth quarter gave stocks another jolt leading to heightened outlooks for 2018. Still, some caution may be warranted as the U.S. Federal Reserve (“Fed”) unwinds its balance sheet and plans to further increase interest rates and as of December 31, 2017 the U.S. stock market approached a record length of time without a 10% correction amid record low volatility potentially a sign of growing complacency among investors.

Fixed Income: U.S. bonds delivered solid returns overall despite continued Fed interest rate increases and the beginning of the unwinding of its balance sheet after years of quantitative easing bond purchases. In many respects, however, it was a tale of two markets as government and short term bonds those most sensitive to increases in the Fed’s Funds rate lagged more credit- and yield-oriented issues as investors continued in their quest for higher yielding securities. Adding to this disparity was a weaker U.S. Dollar which, in combination with signs of life from the global economy, helped to fuel a rally in foreign bonds. Indeed, global bonds delivered roughly double the return of U.S. bonds during the year, with higher yielding emerging markets debt among the leading sectors. The expectation of further Fed interest rate hikes in 2018 and the passage of tax reform legislation, which may spark higher economic growth and higher interest rates, has some analysts pondering the end of more than 30 years of generally declining interest rates, the so called bond secular bull market. Thus, investors have reason to be cautious of a potential low total return environment for bonds as well.

Developed International Equity: International stocks soared out of the gate in 2017 on the back of stronger economic data in Europe and a weaker U.S. Dollar in outperforming U.S. equities for the full year. Initial concerns about populist political movements in Europe quickly faded as there was no repeat of Brexit in France, Germany, or anywhere else, while continued easy monetary policy from the European Central Bank and improved economic news solidified sentiment for a unified Europe. Signs of economic improvement were also evident in Japan, where central bankers stepped back from a failed experiment with negative interest rates that appeared to undercut the ability of banks and the financial system to operate normally.

Emerging Markets: Emerging market (“EM”) bonds and equities were the standout asset class in 2017. EM equities gained more than 37% overall on the year, while EM debt was up more than 7.5%. A weaker U.S. Dollar served as a form of stimulus in the shape of easier debt payments in regions where much of the debt is dollar denominated. Healthier end markets in Europe and the U.S. helped economic activity as well. Even as the rally appeared to be petering out towards the end of the year, a surge in the price of oil and energy markets boosted several oil rich emerging economies such as Brazil and Russia.

Alternative Assets: Alternative assets posted gains in 2017, but generally struggled relative to equities. The continued lack of increased inflation kept a lid on commodity prices for much of the year, with only a surge in oil prices in the fourth quarter hinting at a more favorable outlook. Infrastructure related assets performed better and energy assets received a boost from the rise in expectations and oil prices towards the end. Domestic real estate was the notable laggard in the face of a rising interest rate environment in the U.S., while globally real estate lagged equities by a wide margin.

Alternative Strategy: Alternative investment strategies beat fixed income but severely lagged equities as the Wilshire Liquid Alternative Index returned a relatively tepid 5.08% in 2017. Equity hedged strategies did the best out of the group, though still managed only single digit returns, as they benefitted from equity exposure in general. The relative value, global macro and event driven segments all underperformed the broader index as steady returns amid low volatility within equity markets throughout the year detracted from the appeal of alternatives.

JNL/PPM America Low Duration Bond Fund PPM America, Inc. (Unaudited)

JNL/PPM America Low Duration Bond Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	1.21%	1 Year	N/A
Since Inception	1.08	Since Inception	0.00%
‡Inception date September 16, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Non-U.S. Government Agency ABS	35.6%
Financials	29.5
Government Securities	9.9
Real Estate	4.0
Consumer Staples	3.6
Health Care	3.4
Industrials	2.6
Energy	2.6
Telecommunication Services	2.0
U.S. Government Agency MBS	1.9
Consumer Discretionary	1.7
Materials	0.8
Information Technology	0.7
Utilities	0.6
Other Short Term Investments	1.1
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2017, JNL/PPM America Low Duration Bond Fund outperformed its benchmark by posting a return of 1.21% for Class A shares compared to 0.84% for the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index.

The investment results were positively impacted primarily by security selection within corporate bonds and an underweight to U.S. Treasuries. Within corporate bonds, the Fund’s overweight to banking contributed most to relative performance. The Fund’s security selection within agency debentures detracted from relative performance. The Fund uses futures to manage duration.

Positioning among sectors and credit quality was stable throughout the year. At the beginning of the year, the Fund held approximately 53% in corporate bonds, 31% in asset backed securities and 8% in Treasuries, which migrated to 51%, 36%, and 4% by year end. The Fund was well diversified among industries at year end as illustrated in the composition table at December 31, 2017.

The central bank driven environment continues to be a risk into 2018. While U.S. growth is strong and higher yields in the U.S. versus global opportunities continue to drive foreign investors into U.S. assets, a tightening cycle in Europe or Japan could cause yield seeking investors to rotate toward those markets. Further, with the U.S. Federal Reserve (“Fed”) in a rate hiking cycle and unwinding its balance sheet, there is risk the Fed moves too quickly and shocks markets. Company fundamentals remain strong, but a downside surprise to earnings would be a risk to the Fund. Technicals are also strong, but a deterioration in flows could cause spreads, which are at tight levels, to widen significantly, beyond just a short term buying opportunity. In the coming months, we will continue to emphasize capital preservation while leveraging our credit intensive process to uncover tactical, credit specific investment opportunities. The low duration nature of this Fund could potentially act as mitigation in a rising rate environment.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/PPM America Low Duration Bond Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 35.5%
American Express Credit Account Master Trust
Series 2013-A-1, 1.90%, (1M US LIBOR + 0.42%), 07/16/18 (a)	470	$471
Series 2013-B-2, 2.18%, (1M US LIBOR + 0.70%), 10/15/18 (a)	4,100	4,115
Series 2014-B-1, 1.98%, (1M US LIBOR + 0.50%), 05/15/19 (a)	1,214	1,218
Series 2017-B-1, 2.10%, 02/18/20	1,414	1,406
American Express Issuance Trust
Series 2013-C-1, 2.18%, (1M US LIBOR + 0.70%), 03/15/18 (a)	367	367
American Express Issuance Trust II
Series 2013-B-1, 1.93%, (1M US LIBOR + 0.45%), 03/15/18 (a)	6,465	6,467
AmeriCredit Automobile Receivables Trust
Series 2015-B-3, 2.08%, 09/08/18	273	273
Series 2014-C-4, 2.47%, 09/10/18	1,900	1,906
Series 2014-B-2, 1.60%, 07/08/19	24	24
Series 2013-D-4, 3.31%, 10/08/19	930	932
Series 2014-C-2, 2.18%, 06/08/20	850	851
Series 2015-C-1, 2.51%, 01/08/21	1,075	1,078
Series 2016-B-1, 2.30%, 03/08/21	1,500	1,502
Series 2014-C-3, REMIC, 2.58%, 08/08/18	460	461
Ascentium Equipment Receivables LLC
Series 2015-A3-2A, 1.93%, 03/11/19 (b)	958	957
Series 2017-A2-2A, 2.00%, 05/11/20 (b)	716	714
Series 2017-A3-2A, 2.31%, 12/10/21 (b)	597	594
Ascentium Equipment Receivables Trust
Series 2016-A2-2A, 1.46%, 10/10/18 (b)	1,259	1,257
Series 2017-A2-1A, 1.87%, 07/10/19 (b)	854	853
Series 2016-A3-2A, 1.65%, 11/11/19 (b)	937	929
Series 2017-A3-1A, 2.29%, 06/10/21 (b)	891	885
Series 2016-A2-1A, REMIC, 1.75%, 11/13/18 (b)	82	82
Series 2016-A3-1A, REMIC, 1.92%, 12/10/19 (b)	357	356
Aventura Mall Trust
Series 2013-A-AVM, REMIC, 3.74%, 12/05/20 (a) (b)	2,337	2,408
Bank of The West Auto Trust
Series 2015-A3-1, 1.31%, 10/15/19 (b)	106	105
Series 2017-A2-1, 1.78%, 02/15/21 (c) (d)	2,107	2,101
Series 2017-A3-1, 2.11%, 01/15/23 (c) (d)	2,228	2,212
BBCMS Trust
Series 2013-A2-TYSN, REMIC, 3.76%, 09/05/20 (b)	536	554
California Republic Auto Receivables Trust
Series 2014-A4-2, 1.57%, 08/15/18	848	847
Series 2014-A4-3, 1.79%, 10/15/18	614	613
Series 2016-A3-1, 1.89%, 10/15/18	1,876	1,876
Series 2016-A3-2, 1.56%, 01/15/19	2,489	2,484
Series 2017-A3-1, 1.90%, 09/16/19	1,933	1,922
CarMax Auto Owner Trust
Series 2014-A3-3, 1.16%, 06/17/19	119	119
Series 2017-A3-3, 1.97%, 04/15/22	1,610	1,601
CCG Receivables Trust
Series 2016-A2-1, 1.69%, 09/14/22 (b)	352	352
Series 2015-A3-1, 1.92%, 01/17/23 (b)	7,323	7,318
Chesapeake Funding II LLC
Series 2017-A1-3A, 1.91%, 01/15/21 (b)	2,827	2,813
Chrysler Capital Auto Receivables Trust
Series 2015-A3-BA, 1.91%, 08/15/18 (b)	877	877
Series 2014-B-AA, 1.76%, 08/15/19 (b)	563	562
Series 2016-A3-BA, 1.64%, 07/15/21 (b)	2,309	2,296
Series 2014-A4-BA, REMIC, 1.76%, 05/15/18 (b)	306	306
CIG Auto Receivables Trust
Series 2017-A-1A, 2.71%, 05/15/23 (b)	1,099	1,096
CIT Equipment Collateral
Series 2014-A3-VT1, 1.50%, 03/20/18 (b)	115	115
Citigroup Commercial Mortgage Trust
Series 2014-AAB-GC19, REMIC, 3.55%, 11/10/23	1,000	1,027
CNH Equipment Trust
Series 2014-A4-A, 1.50%, 05/15/20	223	222
	Shares/Par[1]	Value
COLT Mortgage Loan Trust
Series 2017-A1-1, 2.61%, 05/27/47 (a) (b)	1,088	1,068
Series 2016-A1-2, REMIC, 2.75%, 09/25/46 (a) (b)	318	315
Series 2016-A1-3, REMIC, 2.80%, 12/26/46 (a) (b)	1,000	982
Series 2017-A1A-2, REMIC, 2.41%, 10/25/47 (a) (b)	1,978	1,981
COMM Mortgage Trust
Series 2014-ASB-CR15, 3.60%, 11/10/23	3,004	3,091
Series 2013-A1-CR12, REMIC, 1.30%, 09/10/18	728	727
Series 2014-ASB-UBS6, REMIC, 3.39%, 08/10/24	207	212
Commercial Mortgage Trust
Series 2014-A1-CR21, REMIC, 1.49%, 08/10/19	311	310
Series 2014-ASB-LC15, REMIC, 3.53%, 07/10/23	517	531
CSMC Trust
Series 2017-A3-HL2, 3.50%, 10/25/47 (a) (b)	1,854	1,876
Series 2017-A3-HL1, REMIC, 3.50%, 06/25/47 (a) (b)	2,038	2,063
DBUBS Mortgage Trust
Series 2011-A3-LC1A, REMIC, 5.00%, 01/10/21 (b)	1,275	1,345
Dell Equipment Finance Trust
Series 2016-B-1, 2.03%, 01/22/19 (b)	508	504
Series 2017-A2-1, 1.86%, 06/24/19 (b)	3,172	3,171
Series 2017-A2B-2, 1.83%, (1M US LIBOR + 0.30%), 02/24/20 (a) (b)	1,750	1,751
Series 2015-C-2, 2.75%, 09/22/20 (b)	224	225
Series 2017-A3-1, 2.14%, 04/22/22 (b)	4,317	4,313
Series 2017-A3-2, 2.19%, 10/24/22 (b)	1,125	1,121
Dryden XXXVII Senior Loan Fund
Series 2015-AR-37A, 2.74%, (3M US LIBOR + 1.10%), 01/15/31 (a) (c) (d)	3,500	3,498
Federated Mortgage Fund Mortgage Trust
Series 2011-B-K12, REMIC, 4.34%, 12/25/20 (a) (b)	2,210	2,313
Fifth Third Auto Trust
Series 2017-A3-1, 1.80%, 02/15/22	2,172	2,153
First Investors Auto Owner Trust
Series 2014-B-3A, 2.39%, 07/16/18 (b)	880	878
Series 2016-A1-2A, 1.53%, 10/15/18 (b)	894	892
Series 2013-C-3A, 2.91%, 01/15/20 (b)	1,938	1,939
Series 2016-A1-1A, 1.92%, 05/15/20 (b)	225	225
Series 2014-A3-2A, 1.49%, 06/15/20 (b)	101	101
Ford Credit Auto Owner Trust
Series 2014-B-B, 1.72%, 04/15/18	1,000	999
Series 2014-C-B, 1.95%, 04/15/18	1,549	1,549
Series 2014-B-A, 1.71%, 05/15/19	389	389
Series 2014-C-A, 1.90%, 09/15/19	435	435
Series 2014-B-C, 1.97%, 04/15/20	553	551
Series 2015-B-A, 2.03%, 08/15/20	770	768
Series 2015-C-A, 2.20%, 11/15/20	3,000	3,001
Ford Credit Floorplan Master Owner Trust
Series 2013-A-4, 2.03%, (1M US LIBOR + 0.55%), 06/15/18 (a)	535	536
Series 2016-A-4, 2.01%, (1M US LIBOR + 0.53%), 07/15/18 (a)	1,000	1,002
Series 2015-A2-4, 1.85%, (1M US LIBOR + 0.60%), 08/15/18 (a)	1,120	1,123
Foundation Finance Trust
Series 2017-A-1A, 3.30%, 07/15/33 (c) (d)	1,418	1,418
GM Financial Automobile Leasing Trust
Series 2016-A2A-3, 1.35%, 07/20/18	1,399	1,398
Series 2017-A3-3, 2.01%, 11/20/20	1,670	1,663
GM Financial Consumer Automobile Receivables Trust
Series 2017-A3-1A, 1.78%, 10/18/21 (b)	3,113	3,094
Series 2017-A3-3A, 1.97%, 05/16/22 (c) (d)	3,105	3,087
GMF Floorplan Owner Revolving Trust
Series 2015-A2-1, 1.98%, (1M US LIBOR + 0.50%), 05/15/18 (a) (b)	7,000	7,009
GreatAmerica Leasing Receivables Funding LLC
Series 2015-A3-1, 1.54%, 07/20/18 (b)	255	255
Series 2017-A2-1, 1.72%, 04/22/19 (b)	742	741
Series 2017-A3-1, 2.06%, 06/22/20 (b)	1,071	1,068

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Series 2015-A4-1, 2.02%, 06/21/21 (b)	620	620
GS Mortgage Securities Trust
Series 2011-A4-GC3, REMIC, 4.75%, 01/10/21 (b)	1,273	1,341
Series 2012-A-ALOH, REMIC, 3.55%, 04/10/22 (b)	3,377	3,482
Harley-Davidson Motorcycle Trust
Series 2015-A3-1, 1.41%, 06/15/20	2,096	2,093
Hilton Grand Vacations Trust
Series 2014-A-AA, 1.77%, 11/25/26 (b)	511	503
Series 2017-A-AA, 2.66%, 12/27/28 (b)	4,588	4,555
Huntington Auto Trust
Series 2015-A3-1, 1.24%, 09/16/19	270	270
Hyundai Auto Receivables Trust
Series 2014-C-A, 2.02%, 08/15/19	695	695
Series 2014-B-B, 1.72%, 11/15/19	1,030	1,029
Series 2014-C-B, 2.10%, 11/15/19	254	254
Series 2015-B-B, 2.01%, 06/15/21	1,180	1,177
John Deere Owner Trust
Series 2016-A3-B, 1.25%, 07/15/19	275	273
JPMorgan Mortgage Trust
Series 2015-A6-3, REMIC, 3.00%, 04/25/22 (a) (b)	1,385	1,383
Series 2015-A5-6, REMIC, 3.50%, 08/25/22 (a) (b)	1,757	1,784
Series 2014-A1-5, REMIC, 3.00%, 10/25/26 (a) (b)	1,306	1,322
Series 2016-A1-2, REMIC, 2.69%, 06/25/46 (a) (b)	2,583	2,582
Series 2016-2A1-3, REMIC, 3.00%, 10/25/46 (a) (b)	1,631	1,646
Series 2017-A6-4, REMIC, 3.00%, 11/25/47 (a) (b)	1,427	1,436
Series 2017-A6-6, REMIC, 3.00%, 01/25/48 (a) (b)	1,500	1,502
Kubota Credit Owner Trust
Series 2016-A2-1A, 1.25%, 04/15/19 (b)	426	426
Series 2016-A3-1A, 1.50%, 07/15/20 (b)	4,560	4,528
Series 2015-A4-1A, REMIC, 1.79%, 08/16/21 (b)	261	261
Leaf Receivables Funding 12 LLC
Series 2017-A2-1, 1.72%, 02/15/19 (b)	440	439
Series 2017-A3-1, 2.07%, 05/15/20 (b)	635	633
Mercedes-Benz Master Owner Trust
Series 2015-A-BA, 1.86%, (1M US LIBOR + 0.38%), 04/16/18 (a) (b)	1,500	1,501
Series 2016-A-AA, 2.06%, (1M US LIBOR + 0.58%), 05/15/18 (a) (b)	5,672	5,682
Merrill Lynch Mortgage Investors Trust
Series 2003-A1-E, REMIC, 2.17%, (1M US LIBOR + 0.62%), 10/25/28 (a)	1,108	1,051
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-ASB-C15, REMIC, 3.65%, 12/15/23	803	830
Morgan Stanley Capital Barclays Bank Trust
Series 2016-B-MART, REMIC, 2.48%, 09/13/21 (b)	3,000	2,947
MVW Owner Trust
Series 2013-A-1A, 2.15%, 04/22/30 (b)	81	80
Series 2017-A-1A, 2.42%, 12/20/34 (b)	1,783	1,767
Prestige Auto Receivables Trust
Series 2016-A2-2A, 1.46%, 09/17/18 (b)	741	739
Series 2017-A2-1A, 1.80%, 03/15/19 (b)	5,000	4,988
Sequoia Mortgage Trust
Series 2016-A10-3, REMIC, 3.50%, 12/25/24 (b)	850	858
Series 2017-A4-3, REMIC, 3.50%, 04/25/47 (a) (b)	1,608	1,631
Shellpoint Co-Originator Trust
Series 2017-A4-1, 3.50%, 04/25/44 (a) (b)	2,368	2,401
Series 2016-1A10-1, REMIC, 3.50%, 11/25/46 (a) (b)	1,671	1,697
Sierra Receivables Funding Co. LLC
Series 2013-A-1A, 1.59%, 08/20/20 (b)	849	849
Series 2015-A-1A, 2.40%, 03/20/32 (b)	174	173
Sierra Timeshare Receivables Funding LLC
Series 2013-A-3A, 2.20%, 05/20/21 (b)	604	602
Series 2013-A-2A, 2.28%, 11/20/25 (b)	847	847
Series 2014-A-2A, 2.05%, 06/20/31 (b)	593	591
Series 2014-A-3A, 2.30%, 10/20/31 (b)	669	665
	Shares/Par[1]	Value
Series 2016-A-1A, 3.08%, 03/21/33 (b)	682	683
SunTrust Auto Receivables Trust
Series 2015-A4-1A, 1.78%, 05/15/19 (b)	1,050	1,044
Verizon Owner Trust
Series 2017-A1A-3A, 2.06%, 04/20/22 (b)	3,293	3,276
Volvo Financial Equipment LLC
Series 2016-A2-1A, 1.44%, 10/15/18 (b)	20	20
Series 2014-B-1A, 1.66%, 11/16/20 (b)	443	443
Series 2014-C-1A, 1.94%, 11/15/21 (b)	650	650
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-2A4-AR10, REMIC, 3.47%, 06/25/35 (a)	330	336
Westlake Automobile Receivables Trust
Series 2016-A2-3A, 1.42%, 10/15/19 (b)	845	844
Wheels SPV LLC
Series 2015-A2-1A, 1.27%, 04/20/18 (b)	493	492
World Omni Auto Receivables Trust
Series 2017-A2B-A, 1.62%, (1M US LIBOR + 0.14%), 02/15/19 (a)	5,641	5,642
World Omni Automobile Lease Securitization Trust
Series 2015-A3-A, 1.54%, 02/15/18	977	977
Series 2017-A2-A, 1.68%, 12/16/19	2,503	2,497
Total Non-U.S. Government Agency Asset-Backed Securities (cost $210,976)		210,232
CORPORATE BONDS AND NOTES 51.3%
Consumer Discretionary 1.7%
Amazon.com Inc.
1.90%, 08/21/20 (b)	3,000	2,977
Dollar General Corp.
1.88%, 04/15/18	568	568
Newell Rubbermaid Inc.
3.15%, 04/01/21 (e)	2,000	2,022
3.85%, 04/01/23 (e)	1,000	1,034
Time Warner Cable Inc.
8.75%, 02/14/19	3,000	3,200
		9,801
Consumer Staples 3.6%
BAT Capital Corp.
2.76%, 08/15/22 (b)	5,000	4,966
CVS Health Corp.
2.80%, 07/20/20	1,619	1,625
Kraft Foods Group Inc.
5.38%, 02/10/20	3,000	3,179
Kraft Heinz Foods Co.
2.00%, 07/02/18	1,834	1,833
Mondelez International Holdings Netherlands BV
1.63%, 10/28/19 (b)	2,000	1,972
Philip Morris International Inc.
2.00%, 02/21/20	4,500	4,479
Reynolds American Inc.
2.30%, 06/12/18	3,000	3,001
		21,055
Energy 2.6%
Anadarko Petroleum Corp.
6.95%, 06/15/19	1,389	1,475
Andeavor Logistics LP
3.50%, 12/01/22	1,095	1,094
Chevron Phillips Chemical Co. LLC
1.70%, 05/01/18 (b)	3,000	2,997
Energy Transfer Partners LP
6.70%, 07/01/18	2,675	2,735
Phillips 66
2.11%, (3M US LIBOR + 0.75%), 04/15/20 (a) (b)	1,419	1,427
Regency Energy Partners LP
5.88%, 03/01/22	1,000	1,090
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (f)	2,000	2,144
5.63%, 04/15/23	2,000	2,192
		15,154
Financials 29.4%
AerCap Ireland Capital Ltd.
3.75%, 05/15/19	2,000	2,033

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Anheuser-Busch InBev Finance Inc.
3.30%, 02/01/23	2,000	2,046
Athene Global Funding
3.00%, 07/01/22 (b)	2,000	1,981
Bank of America Corp.
5.65%, 05/01/18	3,000	3,036
6.88%, 11/15/18	3,175	3,305
5.49%, 03/15/19	1,295	1,340
2.02%, (3M US LIBOR + 0.66%), 07/21/21 (a)	2,000	2,012
2.50%, 10/21/22	1,104	1,091
Bank of Montreal
2.25%, (3M US LIBOR + 0.79%), 08/27/21 (a)	4,000	4,043
Bank of Nova Scotia
2.19%, (3M US LIBOR + 0.83%), 01/15/19 (a)	635	639
2.70%, 03/07/22 (g)	2,618	2,613
Barclays Plc
2.75%, 11/08/19	4,000	4,014
BB&T Corp.
2.15%, 02/01/21	3,000	2,972
Berkshire Hathaway Finance Corp.
2.28%, (3M US LIBOR + 0.69%), 03/15/19 (a)	4,000	4,028
BNZ International Funding Ltd.
2.40%, 02/21/20 (b)	3,000	2,996
Boral Finance Pty Ltd.
3.00%, 11/01/22 (b)	880	873
Capital One Bank USA NA
2.15%, 11/21/18	1,075	1,076
Capital One NA
1.85%, 09/13/19	1,215	1,203
CBOE Holdings Inc.
1.95%, 06/28/19	4,000	3,974
Citibank NA
2.13%, 10/20/20	3,000	2,971
Citigroup Inc.
2.45%, (3M US LIBOR + 0.93%), 06/07/19 (a)	2,000	2,016
2.75%, 04/25/22	1,500	1,495
CNH Industrial Capital LLC
4.88%, 04/01/21	2,300	2,414
3.88%, 10/15/21	2,000	2,045
Compass Bank
2.88%, 06/29/22	1,000	990
Credit Agricole SA
2.51%, (3M US LIBOR + 0.97%), 06/10/20 (a) (b)	3,000	3,044
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	1,500	1,506
3.13%, 12/10/20	3,000	3,039
Diamond 1 Finance Corp.
3.48%, 06/01/19 (b)	1,000	1,012
4.42%, 06/15/21 (b)	1,000	1,042
5.45%, 06/15/23 (b)	1,750	1,883
Fifth Third Bank
2.20%, 10/30/20	2,500	2,482
Five Corners Funding Trust
4.42%, 11/15/23 (b)	1,500	1,608
Ford Motor Credit Co. LLC
2.38%, 01/16/18 - 03/12/19	4,000	4,000
2.46%, 03/27/20	1,500	1,495
3.20%, 01/15/21	3,000	3,042
General Motors Financial Co. Inc.
2.40%, 04/10/18	1,000	1,000
3.10%, 01/15/19	2,000	2,015
3.70%, 05/09/23	1,000	1,019
Glencore Funding LLC
3.00%, 10/27/22 (b)	1,821	1,803
Goldman Sachs Group Inc.
2.52%, (3M US LIBOR + 1.10%), 11/15/18 (a)	2,200	2,215
7.50%, 02/15/19	5,000	5,285
2.35%, 11/15/21	668	658
3.00%, 04/26/22	2,638	2,649
2.91%, 07/24/23	1,362	1,351
HSBC Bank Plc
1.50%, 05/15/18 (b)	540	539
HSBC Holdings Plc
3.26%, 03/13/23 (a)	2,143	2,172
	Shares/Par[1]	Value
Huntington National Bank
2.20%, 11/06/18	555	556
JPMorgan Chase & Co.
2.75%, 06/23/20	2,000	2,017
2.09%, (3M US LIBOR + 0.55%), 03/09/21 (a)	3,000	3,008
2.30%, 08/15/21	3,000	2,973
JPMorgan Chase Bank NA
2.26%, (3M US LIBOR + 0.59%), 09/23/19 (a)	4,000	4,026
Lloyds Banking Group Plc
3.10%, 07/06/21	2,700	2,723
Morgan Stanley
3.10%, (3M US LIBOR + 1.50%), 11/09/18 (a)	930	939
2.21%, (3M US LIBOR + 0.85%), 01/24/19 (a)	2,000	2,011
2.38%, 07/23/19	3,721	3,726
5.63%, 09/23/19	3,000	3,164
3.75%, 02/25/23	2,000	2,071
MUFG Americas Holdings Corp.
1.63%, 02/09/18	4,000	3,999
National Australia Bank Ltd.
1.96%, (3M US LIBOR + 0.51%), 05/22/20 (a) (b)	3,000	3,011
National City Bank of Indiana
4.25%, 07/01/18	5,500	5,563
Pricoa Global Funding I
1.45%, 09/13/19 (b)	3,000	2,958
Reckitt Benckiser Treasury Services Plc
2.38%, 06/24/22 (b)	3,000	2,940
Royal Bank of Canada
2.13%, 03/02/20	3,947	3,931
2.15%, 10/26/20	3,636	3,611
Santander UK Plc
2.31%, (3M US LIBOR + 0.85%), 08/24/18 (a)	840	843
Shell International Finance BV
1.63%, 11/10/18	2,500	2,493
SunTrust Bank
7.25%, 03/15/18	1,365	1,380
UBS AG
2.45%, 12/01/20 (b)	3,636	3,627
UBS Group AG
2.95%, 09/24/20 (b)	3,000	3,027
WEA Finance LLC
2.70%, 09/17/19 (b)	920	925
Wells Fargo & Co.
2.34%, (3M US LIBOR + 0.93%), 02/11/22 (a)	3,000	3,044
2.63%, 07/22/22	1,500	1,490
Westpac Banking Corp.
2.75%, 01/11/23	2,000	1,996
		174,117
Health Care 3.4%
Abbott Laboratories
2.90%, 11/30/21	2,000	2,016
Actavis Funding SCS
3.00%, 03/12/20	3,000	3,027
Becton Dickinson & Co.
2.89%, 06/06/22	2,000	1,988
Express Scripts Holding Co.
2.23%, (3M US LIBOR + 0.75%), 11/30/20 (a)	4,000	3,997
Gilead Sciences Inc.
1.85%, (3M US LIBOR + 0.22%), 03/20/19 (a)	4,500	4,505
HCA Inc.
3.75%, 03/15/19	2,000	2,018
Mylan NV
2.50%, 06/07/19	1,278	1,276
Perrigo Finance Plc
3.50%, 12/15/21	1,500	1,528
		20,355
Industrials 2.6%
Aircastle Ltd.
4.63%, 12/15/18	2,000	2,037
6.25%, 12/01/19	2,000	2,115
International Lease Finance Corp.
5.88%, 04/01/19	1,909	1,987
6.25%, 05/15/19	3,060	3,208
Penske Truck Leasing Co. LP
3.38%, 03/15/18 (b)	1,600	1,604

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Ryder System Inc.
2.50%, 05/11/20	515	516
Siemens Financieringsmaatschappij NV
1.30%, 09/13/19 (b)	4,000	3,943
		15,410
Information Technology 0.7%
Broadcom Corp.
2.65%, 01/15/23 (c) (d)	2,000	1,927
Hewlett Packard Enterprise Co.
3.60%, 10/15/20	1,000	1,021
NetApp Inc.
2.00%, 09/27/19	1,304	1,293
		4,241
Materials 0.8%
Anglo American Capital Plc
4.13%, 04/15/21 (b)	2,000	2,064
Freeport-McMoRan Inc.
4.00%, 11/14/21	1,690	1,707
LyondellBasell Industries NV
5.00%, 04/15/19	731	755
		4,526
Real Estate 4.0%
AvalonBay Communities Inc.
3.63%, 10/01/20	1,250	1,286
Boston Properties LP
5.88%, 10/15/19	1,075	1,134
Equity Commonwealth
5.88%, 09/15/20	2,480	2,620
Hospitality Properties Trust
4.25%, 02/15/21	2,589	2,683
Post Apartment Homes LP
3.38%, 12/01/22	2,533	2,563
Prologis International Funding II
4.88%, 02/15/20 (b)	3,900	4,084
Realty Income Corp.
2.00%, 01/31/18	5,190	5,190
Ventas Realty LP
2.00%, 02/15/18	4,190	4,190
		23,750
Telecommunication Services 1.9%
AT&T Inc.
2.85%, 02/14/23	6,000	6,007
Deutsche Telekom International Finance BV
2.23%, 01/17/20 (b)	2,500	2,487
Verizon Communications Inc.
2.00%, (3M US LIBOR + 0.55%), 05/22/20 (a)	3,000	3,014
		11,508
Utilities 0.6%
Exelon Corp.
2.85%, 06/15/20	1,395	1,407
Exelon Generation Co. LLC
2.95%, 01/15/20	767	775
Southern California Edison Co.
1.85%, 02/01/22	1,353	1,329
		3,511
Total Corporate Bonds And Notes (cost $303,750)		303,428
GOVERNMENT AND AGENCY OBLIGATIONS 11.7%
Collateralized Mortgage Obligations 1.6%
Federal Home Loan Mortgage Corp.
Series UA-4238, REMIC, 3.00%, 08/15/29	352	355
Series BP-3738, REMIC, 4.00%, 12/15/38	58	60
Series KN-3763, REMIC, 3.00%, 02/15/39	631	637
Series AB-3967, REMIC, 2.00%, 03/15/41	463	454
Series EA-4630, REMIC, 3.00%, 09/15/41	1,862	1,865
Series QE-4591, REMIC, 2.75%, 04/15/46	973	969
Series KA-4628, REMIC, 3.00%, 01/15/55	3,166	3,188
Federal National Mortgage Association
Series 2011-VE-15, REMIC, 4.00%, 09/25/29	—	—
Series 2011-BD-100, REMIC, 2.50%, 01/25/41	205	205
Series 2012-MB-75, REMIC, 2.00%, 03/25/42	379	371
Series 2012-MA-26, REMIC, 3.50%, 03/25/42	407	416
Series 2012-MA-91, REMIC, 2.00%, 04/25/42	376	367
	Shares/Par[1]	Value
Government National Mortgage Association
Series 2009-NA-126, REMIC, 4.50%, 11/20/39	562	591
		9,478
Mortgage-Backed Securities 0.3%
Federal Home Loan Mortgage Corp.
4.00%, 02/01/26	106	110
Federal National Mortgage Association
4.00%, 04/01/26	1,259	1,317
Government National Mortgage Association
4.50%, 03/20/41	410	441
		1,868
Sovereign 0.6%
Province of Ontario, Canada
1.65%, 09/27/19	3,333	3,305
U.S. Government Agency Obligations 5.1%
Federal Farm Credit Bank
0.70%, 04/06/18 (h)	1,050	1,048
Federal Home Loan Bank
1.38%, 05/28/19 (h)	2,000	1,986
0.88%, 08/05/19 (h)	5,000	4,917
1.75%, 06/12/20 (h)	5,000	4,968
Federal Home Loan Mortgage Corp.
1.38%, 08/15/19 (h)	5,000	4,957
1.50%, 01/17/20 (h)	3,000	2,972
1.88%, 11/17/20 (h)	1,000	996
Federal National Mortgage Association
1.00%, 02/26/19 - 08/28/19 (h)	6,390	6,300
0.88%, 08/02/19 (h)	2,200	2,164
		30,308
U.S. Treasury Securities 4.1%
U.S. Treasury Note
1.25%, 05/31/19 - 08/31/19	3,710	3,676
1.50%, 10/31/19 - 05/15/20	3,775	3,741
1.00%, 11/15/19	2,530	2,489
1.75%, 11/30/19	5,000	4,987
1.38%, 12/15/19	2,053	2,033
1.88%, 12/31/19	4,000	3,999
1.38%, 02/15/20	3,613	3,573
		24,498
Total Government And Agency Obligations (cost $69,979)		69,457
SHORT TERM INVESTMENTS 1.2%
Investment Companies 1.1%
JNL Government Money Market Fund - Institutional Class, 1.16% (i) (j)	6,625	6,625
Securities Lending Collateral 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (j)	152	152
Total Short Term Investments (cost $6,777)		6,777
Total Investments 99.7% (cost $591,482)		589,894
Other Derivative Instruments (0.0)%		(6)
Other Assets and Liabilities, Net 0.3%		1,697
Total Net Assets 100.0%		$591,585

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Investors Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2017

percentage of net assets of these liquid securities was $190,362 and 32.2%, respectively.

(c) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Investors Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(e) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(f) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(g) All or portion of the security was on loan.

(h) The security is a direct debt of the agency and not collateralized by mortgages.

(i) Investment in affiliate.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Bank of The West Auto Trust, Series 2017-A2-1, 1.78%, 02/15/21	10/04/17	$2,107	$2,101	0.4%
Bank of The West Auto Trust, Series 2017-A3-1, 2.11%, 01/15/23	10/04/17	2,228	2,212	0.4
Broadcom Corp., 2.65%, 01/15/23	11/22/17	1,923	1,927	0.3
Dryden XXXVII Senior Loan Fund, Series 2015-AR-37A, 2.74%, 01/15/31	10/17/17	3,500	3,498	0.6
Foundation Finance Trust, Series 2017-A-1A, 3.30%, 07/15/33	12/07/17	1,418	1,418	0.2
GM Financial Consumer Automobile Receivables Trust, Series 2017-A3-3A, 1.97%, 05/16/22	10/03/17	3,105	3,087	0.5
		$14,281	$14,243	2.4%

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Note, 2-Year	599	March 2018	128,429	32	(177)
U.S. Treasury Note, 5-Year	(401)	March 2018	(46,794)	(38)	212
				(6)	35

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL Government Money Market Fund
GOVERNMENT AND AGENCY OBLIGATIONS 20.8%
U.S. Government Agency Obligations 6.3%
Federal Farm Credit Bank
1.60%, (US Treasury 3M Bill Money Market Yield + 0.15%), 04/12/19 (a) (b)	10,650	$10,661
1.40%, (1D US Federal Funds Rate - 0.03%), 04/25/19 (a) (b)	10,000	9,999
1.55%, (US Treasury 3M Bill Money Market Yield + 0.10%), 06/27/19 - 09/20/19 (a) (b)	85,420	85,420
1.54%, (US Treasury 3M Bill Money Market Yield + 0.09%), 07/26/19 (a) (b)	46,895	46,895
1.42%, (1D US Federal Funds Rate + 0.00%), 08/08/19 (a) (b)	26,350	26,350
1.53%, (US Treasury 3M Bill Money Market Yield + 0.08%), 11/01/19 (a) (b)	30,000	29,997
Federal Home Loan Bank
1.31%, (3M US LIBOR - 0.07%), 01/26/18 (a) (b)	5,000	5,000
1.30%, (3M US LIBOR - 0.16%), 02/26/18 (a) (b)	15,500	15,499
		229,821
U.S. Treasury Securities 14.5%
U.S. Treasury Note
1.64%, (US Treasury 3M Bill Money Market Yield + 0.19%), 04/30/18 (a)	87,000	87,020
1.62%, (US Treasury 3M Bill Money Market Yield + 0.17%), 07/31/18 - 10/31/18 (a)	225,000	225,029
1.52%, (US Treasury 3M Bill Money Market Yield + 0.07%), 04/30/19 (a)	25,000	25,005
1.51%, (US Treasury 3M Bill Money Market Yield + 0.06%), 07/31/19 (a)	51,000	51,002
	Shares/Par[1]	Value
1.50%, (US Treasury 3M Bill Money Market Yield + 0.05%), 10/31/19 (a)	136,000	136,000
		524,056
Total Government And Agency Obligations (cost $753,877)		753,877
SHORT TERM INVESTMENTS 62.3%
Repurchase Agreements 49.3%
Repurchase Agreements (c)		1,783,800
Treasury Securities 1.9%
U.S. Treasury Bill
1.22%, 02/08/18 (d)	70,350	70,260
U.S. Government Agency Obligations 11.1%
Federal Home Loan Bank
1.21%, 01/03/18 (b) (d)	53,525	53,522
1.14%, 01/12/18 (b) (d)	71,000	70,975
1.21%, 01/22/18 (b) (d)	35,000	34,975
1.10%, 01/24/18 (b) (d)	72,000	71,949
1.14%, 01/26/18 (b) (d)	103,925	103,843
1.26%, 02/14/18 (b) (d)	26,000	25,960
1.28%, 02/16/18 (b) (d)	40,000	39,935
		401,159
Total Short Term Investments (cost $2,255,219)		2,255,219
Total Investments 83.1% (cost $3,009,096)		3,009,096
Other Assets and Liabilities, Net 16.9%		612,848
Total Net Assets 100.0%		$3,621,944

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented.

(b) The security is a direct debt of the agency and not collateralized by mortgages.

(c) For repurchase agreements held at December 31, 2017, see Repurchase Agreements in these Schedules of Investments.

(d) The coupon rate represents the yield to maturity.

Composition as of December 31, 2017:
Government Securities	25.1%
Other Short Term Investments	74.9
Total Investments	100.0%

Repurchase Agreements
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Settlement Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
BCL	U.S. Treasury Note, 0.00-3.63%, due 08/16/18-05/31/22	25,660	27,030	1.35	12/29/17	01/02/18	26,504	26,500	26,500
BMO	U.S. Treasury Note, 1.13-3.75%, due 06/30/19-11/15/43	54,176	56,100	1.34	12/29/17	01/02/18	55,008	55,000	55,000
BNP	Federal National Mortgage Association, 3.50-4.50%, due 10/01/25-10/01/47	70	72
	Government National Mortgage Association, 2.38-3.50%, due 04/20/40-08/20/46	27,199	27,502
	U.S. Treasury Note, 1.25%, due 03/31/19	6,421	6,392
		33,690	33,966	1.37	12/29/17	01/02/18	33,305	33,300	33,300
BOA	Government National Mortgage Association, 3.00-4.50%, due 08/15/45-06/15/58	206,989	216,648	1.41	12/29/17	01/02/18	212,433	212,400	212,400
DUB	U.S. Treasury Note, 2.00%, due 04/30/24	39,406	38,760	1.41	12/29/17	01/02/18	38,006	38,000	38,000
GSC	Federal National Mortgage Corp., 3.00-7.00%, due 06/01/32-07/01/46	55,929	57,990
	Federal National Mortgage Association, 3.00-6.00%, due 12/01/19-07/01/43	12,809	13,410
		68,738	71,400	1.34	12/29/17	01/05/18	70,018	70,000	70,000
GSC	Federal National Mortgage Corp., 3.50-5.50%, due 06/01/41-12/01/47	51,782	53,685
	Federal National Mortgage Association, 2.00-7.50%, due 09/01/23-12/01/47	211,040	219,267
		262,822	272,952	1.35	12/29/17	01/02/18	267,640	267,600	267,600
GSC	Federal National Mortgage Corp., 3.00-6.00%, due 08/01/18-12/01/47	11,824	12,349
	Federal National Mortgage Association, 3.50-5.50%, due 08/01/35-08/01/43	37,205	38,651
		49,029	51,000	1.31	12/27/17	01/03/18	50,013	50,000	50,000
GSC	Federal National Mortgage Corp., 2.99-6.00%, due 02/01/27-11/01/47	42,849	43,520

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2017

Repurchase Agreements (continued)
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Settlement Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
	Federal National Mortgage Association, 3.00-6.50%, due 01/01/19-01/01/43	11,117	11,668
	Government National Mortgage Association, 4.00%, due 11/20/41	25,050	26,411
		79,016	81,599	1.32	12/26/17	01/02/18	80,021	80,000	80,000
HSB	U.S. Treasury Note, 0.89-6.25%, due 06/30/18-08/15/46	195,849	204,825	1.36	12/29/17	01/02/18	200,830	200,800	200,800
HSB	U.S. Treasury Note, 0.00-8.13%, due 01/11/18-11/15/44	235,714	246,332	1.35	12/29/17	01/02/18	241,536	241,500	241,500
RBS	U.S. Treasury Note, 1.00-3.38%, due 02/15/18-12/31/21	512,870	518,877	1.35	12/29/17	01/02/18	508,776	508,700	508,700
									$1,783,800

Short Term Investments in Affiliates

JNL/PPM America Low Duration Bond Fund invests in a money market fund which is managed by Jackson National Asset Management, LLC. The JNL Government Money Market Fund is offered as a cash management tool to the funds advised by Jackson National Asset Management, LLC and their affiliates, and is not available for direct purchase by members of the public. Jackson National Asset Management, LLC serves as the Adviser and Administrator for the JNL Government Money Market Fund. This investment is included in investments – affiliated in the Statement of Assets and Liabilities and the associated income is included in affiliated income in the Statement of Operations. There was no realized or unrealized gain or loss relating to transactions in the investment during the year ended December 31, 2017. The following table details the investment held during the year ended December 31, 2017.

JNL Government Money Market Fund	Beginning Amortized Cost/Value ($)	Purchases ($)	Sales Proceeds($)	Dividend Income($)	Ending Amortized Cost/Value ($)	Percentage of Net Assets(%)
JNL/PPM America Low Duration Bond Fund	73,900	515,731	583,006	70	6,625	1.1

1 Rounded par and notional amounts are listed in USD unless otherwise noted. Futures are quoted in unrounded number of contracts.

Abbreviations:

LIBOR - London Interbank Offered Rate
MBS – Mortgage-Backed Security
REMIC - Real Estate Investment Conduit
US - United States

Counterparty Abbreviations:

BCL - Barclays Capital
BMO - BMO Capital Markets Corp.
BNP - BNP Paribas Securities
BOA - Bank of America NA
DUB - Deutsche Bank Alex Brown Inc.
GSC - Goldman Sachs & Co.
HSB - HSBC Securities, Inc.
RBS - Royal Bank of Scotland

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL/PPM America Low Duration Bond Fund	JNL Government Money Market Fund
Assets
Investments - unaffiliated, at value	$583,269		$1,225,296
Investments - affiliated, at value	6,625		—
Repurchase agreements, at value	—		1,783,800
Variation margin on futures contracts	32		—
Cash	3,209		614,111
Receivable from:
Investment securities sold	—		44
Fund shares sold	12		—
Dividends and interest	2,779		2,522
Deposits with brokers and counterparties	145		—
Total assets	596,071		3,625,773
Liabilities
Variation margin on futures contracts	38		—
Payable for:
Investment securities purchased	3,999		40
Return of securities loaned	152		—
Fund shares redeemed	46		—
Dividends	—		3,121
Advisory fees	182		537
Administrative fees	53		—
Board of trustee fees	15		117
Chief compliance officer fees	1		4
Other expenses	—		10
Total liabilities	4,486		3,829
Net assets	$591,585		$3,621,944
Net assets consist of:
Paid-in capital	$594,518		$3,621,993
Undistributed (excess of distributions
over) net investment income (loss)	(15)		(99)
Accumulated net realized gain (loss)	(1,365)		50
Net unrealized appreciation (depreciation) on
investments and foreign currency	(1,553)		—
Net assets	$591,585		$3,621,944
Net assets - Class A/Institutional Class	$1		$3,621,944
Shares outstanding - Class A/Institutional Class	—		3,621,994
Net asset value per share - Class A/Institutional Class	$10.12		$1.00
Net assets - Class I	$591,584	$	N/A
Shares outstanding - Class I	58,432		N/A
Net asset value per share - Class I	$10.12	$	N/A
Investments - unaffiliated, at cost	$584,857		$1,225,296
Investments - affiliated, at cost	6,625		—
Repurchase agreements, at cost	—		1,783,800
Securities on loan included in
investments - unaffiliated, at value	149		—

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL/PPM America Low Duration Bond Fund	JNL Government Money Market Fund
Investment income
Dividends (a)	$70	$—
Interest	16,304	31,805
Securities lending (a)	21	—
Total investment income	16,395	31,805

Expenses
Advisory fees	3,492	6,316
Administrative fees	862	—
12b-1 fees (Class A)	1,419	—
Legal fees	4	18
Board of trustee fees	21	86
Chief compliance officer fees	2	10
Other expenses	9	38
Total expenses	5,809	6,468
Net investment income (loss)	10,586	25,337

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	1,387	52
Futures contracts	(830)	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	222	—
Futures contracts	18	—
Net realized and unrealized gain (loss)	797	52
Change in net assets from operations	$11,383	$25,389
(a) Affiliated income	$70	$—

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/PPM America Low Duration Bond Fund(a)	JNL Government Money Market Fund
Operations
Net investment income (loss)	$10,586	$25,337
Net realized gain (loss)	557	52
Net change in unrealized appreciation
(depreciation)	240	—
Change in net assets from operations	11,383	25,389
Distributions to shareholders
From net investment income
Class A/Institutional Class	(94)	(25,357)
Total distributions to shareholders	(94)	(25,357)
Share transactions[1]
Proceeds from the sale of shares
Class A/Institutional Class	24,623	36,324,285
Class I(b)	631,249	N/A
Reinvestment of distributions
Class A/Institutional Class	94	—
Cost of shares redeemed
Class A/Institutional Class(b)	(928,282)	(36,187,047)
Class I	(39,729)	N/A
Change in net assets from
share transactions	(312,045)	137,238
Change in net assets	(300,756)	137,270
Net assets beginning of year	892,341	3,484,674
Net assets end of year	$591,585	$3,621,944
Undistributed (excess of distributions
over) net investment income (loss)	$(15)	$(99)

[1]Share transactions
Shares sold
Class A/Institutional Class	2,445	36,324,285
Class I(b)	62,353	N/A
Reinvestment of distributions
Class A/Institutional Class	9	—
Shares redeemed
Class A/Institutional Class(b)	(91,721)	(36,187,047)
Class I	(3,921)	N/A
Change in shares
Class A/Institutional Class	(89,267)	137,238
Class I	58,432	N/A
Purchases and sales of long term
investments
Purchase of securities	$882,199	$209,324
Purchase of U.S. government securities	333,725	405,284
Total purchases	$1,215,924	$614,608
Proceeds from sales of securities	$1,132,738	$—
Proceeds from sales of U.S. government
securities	376,862	604,908
Total proceeds from sales	$1,509,600	$604,908

(a)	Effective September 25, 2017, Class I shares were offered by the Fund.
(b)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in JNL/PPM America Low Duration Bond Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 7 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL/PPM America Low Duration Bond Fund	JNL Government Money Market Fund(a)
Operations
Net investment income (loss)	$8,050	$8,827
Net realized gain (loss)	783	(2)
Net change in unrealized appreciation
(depreciation)	3,028	—
Change in net assets from operations	11,861	8,825
Distributions to shareholders
From net investment income
Class A	(8,917)	—
Institutional Class	—	(8,869)
From net realized gains
Institutional Class	—	(8)
Total distributions to shareholders	(8,917)	(8,877)
Share transactions[1]
Proceeds from the sale of shares
Class A	215,493	—
Institutional Class	—	38,255,405
Reinvestment of distributions
Class A	8,917	—
Cost of shares redeemed
Class A	(52,579)	—
Institutional Class	—	(37,851,349)
Change in net assets from
share transactions	171,831	404,056
Change in net assets	174,775	404,004
Net assets beginning of year	717,566	3,080,670
Net assets end of year	$892,341	$3,484,674
Undistributed (excess of distributions
over) net investment income (loss)	$86	$(79)

[1]Share Transactions
Shares Sold
Class A	21,536	—
Institutional Class	—	38,255,405
Reinvestment of distributions
Class A	893	—
Shares redeemed
Class A	(5,220)	—
Institutional Class	—	(37,851,349)
Change in shares
Class A	17,209	—
Institutional Class	—	404,056

(a) Effective April 24, 2017, the name of JNL Money Market Fund was changed to JNL Government Money Market Fund.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from						Supplemental data					Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)	Total return(%)(d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)		Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)(c)

JNL/PPM America Low Duration Bond Fund(f)
Class A
12/31/17		10.00	0.11	0.01	0.12	(0.00)	(g)	—		10.12	1.21	1	134		0.73		0.73	1.13
12/31/16		9.96	0.11	0.05	0.16	(0.12)		—		10.00	1.62	892,341	110	(h)	0.74		0.74	1.09
12/31/15		10.01	0.10	(0.05)	0.05	(0.10)	(i)	—		9.96	0.51	717,566	113	(h)	0.74	(j)	0.74 (j)	0.98
12/31/14		10.02	0.09	0.00	0.09	(0.07)		(0.03)		10.01	0.88	623,041	164	(h)	0.77		0.77	0.86
12/31/13	*	10.00	0.02	0.02	0.04	(0.02)		(0.00)	(g)	10.02	0.41	432,907	125	(h)	0.75		0.75	0.57

Class I
12/31/17	‡‡	10.12	0.04	(0.04)	0.00	—		—		10.12	0.00	591,584	134		0.45		0.45	1.64

JNL Government Money Market Fund
Institutional Class
12/31/17		1.00	0.01	0.00	0.01	(0.01)		—		1.00	0.73	3,621,944	N/A		0.19		0.19	0.73
12/31/16		1.00	—	—	—	(0.00)	(g)	—		1.00	0.25	3,484,674	N/A		0.19	(k)	0.19	0.25
12/31/15		1.00	—	—	—	(0.00)	(g)	—		1.00	0.05	3,080,670	N/A		0.20	(k)	0.19	0.05
12/31/14		1.00	—	—	—	(0.00)	(g)	—		1.00	0.01	2,320,265	N/A		0.17	(k)	0.19	0.00
12/31/13		1.00	—	—	—	(0.00)	(g)	—		1.00	0.01	2,477,693	N/A		0.18		0.19	0.01

*	Commenced operation on September 16, 2013.
‡‡	Effective September 25, 2017, Class I shares were offered by the Fund.
(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)

Net investment income(loss) per share and ratios of net investment income(loss) to average net assets for Class I shares can be less than Class A shares for JNL/PPM America Low Duration Bond Fund or can be significantly more than Class A shares for JNL/PPM America Low Duration Bond Fund because the net assets for Class I shares increased significantly after the Funds of Funds investment in the Underlying Fund was sold in Class A and purchased in Class I effective September 25, 2017 and also as a result of the timing of income received in the Fund before and after September 25, 2017.

(d)	Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year.
(e)	Portfolio turnover is not annualized for periods of less than one year. Dollar roll transactions are excluded for purposes of calculating portfolio turnover.
(f)

Prior to September 25, 2017, the Fund accrued the Rule 12b-1 fee at the maximum annual rate up to 0.20% of the average daily net assets of Class A shares of the Fund. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Fund changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of the Fund.

(g)	Amount represents less than $0.005.
(h)	Portfolio turnover including dollar roll transactions for JNL/PPM America Low Duration Bond Fund was 129%, 175%, 121% and 115% in 2013, 2014, 2015 and 2016, respectively.
(i)	Distribution amount for the JNL/PPM America Low Duration Bond Fund includes a return of capital distribution, which was less than $0.005 per share for the year ended December 31, 2015.
(j)	The ratio of net and total expenses to average net assets for the JNL/PPM America Low Duration Bond Fund excluding a reimbursement of 24f-2 fees was 0.74%.
(k)	Includes payments for recovery of contractual expense waivers.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2017

NOTE 1. ORGANIZATION

The JNL Investors Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated July 28, 2000, as amended and restated September 25, 2017. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust operates as a series trust, and at December 31, 2017 consisted of two (2) separate series, JNL/PPM America Low Duration Bond Fund and JNL Government Money Market Fund (each a “Fund”, and collectively, “Funds”), which are each diversified investment companies as defined in the 1940 Act. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America. PPM America, Inc., the Sub-Adviser for JNL/PPM America Low Duration Bond Fund, is an affiliate of JNAM. Wellington Management Company, LLP serves as Sub-Adviser for JNL Government Money Market Fund.

Prior to September 25, 2017, JNL/PPM America Low Duration Bond Fund offered only Class A shares. Effective September 25, 2017, Class I shares are also offered by JNL/PPM America Low Duration Bond Fund. Class A and Class I shares differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. From time to time, the Fund may have significant subscription and redemption activity which, when executed at the net asset value (“NAV”) rounded to two decimals, can impact the NAV per share of either class and cause a divergence in the NAV between each class. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights. Shares of JNL/PPM America Low Duration Bond Fund are available for sale to Jackson and to certain Funds in the JNL Series Trust and Jackson Variable Series Trust, open-end management investment companies advised by JNAM. JNL Government Money Market Fund presently offers an Institutional Class of shares. Institutional Class shares are not sold to retail investors but are available for investment by affiliated Funds. Affiliated investment companies or Jackson owned 100% of the outstanding capital shares of the Funds at December 31, 2017.

Effective April 24, 2017, JNL Money Market Fund's name was changed to JNL Government Money Market Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Valuation Committee (“Valuation Committee”), which consists of certain officers of the Trust and JNAM management. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. For fair valuation determinations that are deemed significant, the Board is promptly notified, in detail, of the fair valuation.

The NAV of a Fund’s shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). Debt securities are generally valued by independent pricing services approved by the Board. Pricing services utilized to value debt securities may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data. If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation for a long position and ask quotation for a short position or an evaluated price, as applicable, obtained from each Fund's Sub-Adviser, a broker/dealer, a widely used quotation system or other approved third party sources. All securities in the JNL Government Money Market Fund, as permitted by compliance with applicable provisions of Rule 2a-7 under the 1940 Act, and other short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value. Futures contracts traded on an exchange are generally valued at the exchange's settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent market value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Valuation Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including each Fund’s Sub-Adviser, to assist in determining the fair value of an investment. Factors considered to determine fair

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2017

value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer and trading or other market data.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. For JNL/PPM America Low Duration Bond Fund, dividends from net investment income are generally declared and paid annually by the Fund, but may be paid more frequently to avoid excise tax. The JNL Government Money Market Fund declares dividends from net investment income daily and pays dividends monthly. Distributions of net realized capital gains, if any, are distributed at least annually, to the extent they exceed available capital loss carryforwards.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations. Interest income, including level-yield amortization of discounts and premiums on debt securities, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Realized gains and losses are determined on the specific identification basis.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements. In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The final rules have been incorporated into this report.

In March 2017, FASB issued Accounting Standard Update (“ASU”) 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities. The amendments in this ASU require that certain callable debt securities held at a premium be amortized to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds adopted the ASU during the year ended December 31, 2017. The implementation of the ASU did not have an impact on the Funds' financial statements.

NOTE 3. FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, broker quotes in active markets, securities subject to corporate actions or securities valued at amortized cost.

Level 3 includes valuations determined from significant unobservable inputs including the Adviser’s own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2017

valuations include securities that are priced based on single source broker quotes; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Adviser regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Adviser challenges the prices exceeding tolerance levels with the pricing service or broker. To verify Level 3 unobservable inputs, the Adviser uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments (in thousands) as of December 31, 2017 by valuation level.

JNL/PPM America Low Duration Bond Fund	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	210,232	—	—	210,232
Corporate Bonds And Notes	—	303,428	—	—	303,428
Government And Agency Obligations	—	69,457	—	—	69,457
Short Term Investments	6,777	—	—	—	6,777
	6,777	583,117	—	—	589,894
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	212	—	—	—	212
	212	—	—	—	212
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(177)	—	—	—	(177)
	(177)	—	—	—	(177)
JNL Government Money Market Fund
Assets - Securities
Government And Agency Obligations	—	753,877	—	—	753,877
Short Term Investments	—	2,255,219	—	—	2,255,219
	—	3,009,096	—	—	3,009,096

1 Certain investments that are measured at fair value using the NAV per share practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments. Although there can be no assurance, in general, the fair value of the investment using the NAV per share practical expedient is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

2 Derivatives are reflected at the unrealized appreciation (depreciation) on the instrument.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation. The Funds recognize transfers between levels as of the beginning of the period for financial reporting purposes. There were no significant transfers into or out of Level 1, 2 or 3 for the year. There were no significant Level 3 valuations for which unobservable valuation inputs were developed at December 31, 2017.

NOTE 4. SECURITIES INVESTMENTS, INVESTMENT RISKS AND REGULATORY MATTERS

Securities Lending and Securities Lending Collateral. JNL/PPM America Low Duration Bond Fund participates in an agency based securities lending program. Per the securities lending agreement, the securities lending agent is authorized to loan securities on behalf of the Fund to approved borrowers and is required to maintain collateral. The Fund receives either cash or non-cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: U.S. equity – 102%; U.S. corporate fixed income – 102%; U.S. government fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral is maintained over the life of the loan as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. The Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, in addition to lending fees and rebates negotiated with the borrower. The Fund bears the market risk with respect to the collateral investment and securities loaned. The Fund also bears the risk that the agent may default on its obligations to the Fund. Non-cash collateral which the Fund receives may include U.S. government securities; U.S. government agencies’ debt securities; and U.S. government-sponsored agencies’ debt securities and mortgage-backed securities. For non-cash collateral, the Fund receives lending fees negotiated with the borrower. The securities lending agent has agreed to indemnify the Fund with respect to the market risk related to the non-cash collateral investments.

State Street Bank and Trust Company (“State Street” or "Custodian") serves as custodian and securities lending agent to the Fund. The cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund and a series of State Street Navigator Securities Lending Trust which is an open-end management company registered under the 1940 Act. The Fund also bears the risk of any

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2017

deficiency in the amount of collateral available for return to a borrower due to a decline in value of the State Street Navigator Securities Lending Government Money Market Portfolio.

Cash collateral received from the borrower is recorded in the Statement of Assets and Liabilities as payable for return of securities loaned. Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by the Fund as Investments - unaffiliated, at value on the Statement of Assets and Liabilities. The value of securities on loan is disclosed as Securities on loan included in investments - unaffiliated, at value on the Statement of Assets and Liabilities. The Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan. The Fund may receive non-cash collateral in the form of securities received, which the Fund may not sell or re-pledge and accordingly are not reflected in the Statement of Assets and Liabilities.

U.S. Government Agencies or Government Sponsored Enterprises. The Funds may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities. A Fund may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Repurchase Agreements. Certain Funds may invest in repurchase agreements. In a repurchase agreement, a Fund receives debt securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date. The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub-custodians under triparty repurchase agreements. Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund. Interest earned on repurchase agreements is recorded as interest income to the Fund. When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Delayed-Delivery Securities. JNL/PPM America Low Duration Bond Fund may purchase or sell securities on a delayed-delivery basis, including To Be Announced (“TBA”) or “To Be Acquired” securities. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. In TBA transactions, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities transactions. When delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and the Fund may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. In connection with TBA transactions, the Fund may maintain a short position related to certain securities. In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2017

Mortgage-Backed Dollar and Treasury Roll Transactions. JNL/PPM America Low Duration Bond Fund may sell mortgage-backed or Treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price. The Fund may only enter into covered rolls. A “covered roll” is a type of dollar or Treasury roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar or Treasury roll transaction. During the period between the sale and repurchase, a Fund foregoes interest and principal paid on the mortgage-backed or Treasury securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

Dollar or Treasury roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

In a mortgage-backed or Treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale. Any gains, losses and any income or fees earned are recorded to realized gain or loss. If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction. Any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense. For the year ended December 31, 2017, JNL/PPM America Low Duration Bond Fund did not transact in Treasury transactions characterized as secured borrowing transactions.

Market and Volatility Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. Certain Funds may invest in derivatives to hedge a Fund’s portfolio as well as for investment purposes which may increase volatility. Volatility may cause a Fund’s net asset value per share to experience significant appreciation or depreciation in value over short periods of time.

Concentration Risk. To the extent that the Funds focus on particular countries, regions, industries, sectors, issuers, types of investment or a limited number of securities from time to time, a Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a Fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. A wide variety of factors can cause interest rates to rise such as central bank monetary policies, inflation rates and general economic conditions. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

Prepayment Risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that a Fund may have to reinvest the proceeds in an investment that may have a lower interest rate. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Credit and Counterparty Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities. For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on a Fund’s Sub-Advisers and service providers could cause business failures or delays in daily processing and a Fund may not be able to issue a NAV per share. As a result, cyber-attacks could impact the performance of a Fund.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from a Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement. U.S. Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments.

Master Netting Agreements (“Master Agreements”). Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Because different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. A Fund may net exposure and collateralize multiple transaction types governed by

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2017

the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties that the Sub-Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”). Master Repo Agreements govern repurchase, reverse repurchase and Treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral. In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities purchased under repurchase agreements are reflected as an asset on a Fund’s Statement of Assets and Liabilities. The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments. A Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase agreement.

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded derivative transactions such as futures contracts. Futures contracts require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at a Futures Commissions Merchant (“FCM”) which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. A Fund receives from or pays to the FCM an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. Variation margin on the Statements of Assets and Liabilities may include variation margin on closed unsettled derivative transactions. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to a Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

NOTE 6. FINANCIAL DERIVATIVE INSTRUMENTS

FASB ASC Topic 815, “Derivatives and Hedging”. This standard includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure may be categorized as credit, equity price, interest rate and foreign currency exchange rate risk. The objectives, strategies and underlying risks for futures held by the JNL/PPM America Low Duration Bond Fund are discussed in the following paragraph.

Futures Contracts. JNL/PPM America Low Duration Bond Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and foreign currency rates and to replicate Treasury bond positions. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced because futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At December 31, 2017, variation margin related to futures contracts is reflected as variation margin on futures contracts in the Statement of Assets and Liabilities. None of the futures contracts held by the Fund are subject to master netting agreements or a similar agreement and are not eligible for offset in the Statement of Assets and Liabilities as of December 31, 2017. During the year ended December 31, 2017, realized gain loss and change in unrealized appreciation (depreciation) on futures contracts is reflected for such investments in the Statement of Operations. Net exposure to the Fund for futures contracts is the variation margin on futures contracts in addition to any collateral pledged for the initial margin on the futures contracts. At December 31, 2017, the Fund had $145 (in thousands) cash pledged as collateral for futures contracts. The futures contracts outstanding as of December 31, 2017, as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on futures contracts during the year as disclosed in the Statement of Operations serve as indicators of the volume of activity for the Fund. For the year ended December 31, 2017, the average monthly notional value at purchase of futures in the Fund was $219,821 (in thousands).

NOTE 7. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory Fee. The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to the Sub-Advisers as compensation for their services. Prior to September 25, 2017, JNL/PPM America Low

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2017

Duration Bond Fund was obligated to pay JNAM an annual rate of 0.45% for net assets up to $500 million and 0.40% for net assets over $500 million. Effective September 25, 2017, the advisory fees for JNL/PPM America Low Duration Bond Fund changed to 0.35% for net assets up to $500 million, 0.30% for net assets between $500 million and $3 billion, 0.29% for net assets between $3 billion and $5 billion and 0.28% for net assets over $5 billion. JNL Government Money Market Fund is obligated to pay JNAM an annual rate of 0.20% for net assets up to $750 million, 0.18% for net assets between $750 million and $3 billion, 0.16% for net assets between $3 billion and $5 billion and 0.14% for net assets over $5 billion.

Administrative Fee. JNAM also serves as the “Administrator” to the Funds. JNL/PPM America Low Duration Bond Fund pays JNAM an Administrative Fee at an annual rate of 0.10% of average daily net assets under $3 billion and 0.09% of average daily net assets over $3 billion. The fee is accrued daily and paid monthly. JNAM provides or procures most of the necessary administrative functions and services for the operations of the JNL Government Money Market Fund at no additional cost. In accordance with the administration agreement, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees (“Independent Trustees”) and independent legal counsel to the Independent Trustees and a portion of the costs associated with the Chief Compliance Officer.

Fee Waiver and Expense Reimbursements. Pursuant to a contractual expense limitation agreement, JNAM agreed to waive fees and reimburse expenses of the JNL Government Money Market Fund to the extent necessary to limit operating expenses of the Fund (excluding transaction costs, interest, taxes and dividend, and extraordinary expenses) to an annual rate as a percentage of average daily net assets equal to or less than the Fund’s net investment income for the year. In addition, when the Fund receives income sufficient to pay a dividend, under the contractual expense limitation agreement JNAM may recapture previously waived fees and reimbursed expenses from the Fund for a period of three years following the month of reimbursement. During the year ended December 31, 2017, there were no fees waived or recaptured and there were no previously waived fees available for recapture.

Distribution Fees. JNL/PPM America Low Duration Bond Fund has adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Adviser, for the purpose of paying for certain distribution, administrative, or related service expenses from the sale and distribution of the Fund’s Class A shares. To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services. Prior to July 1, 2017, the Fund’s Plan was structured as a reimbursement plan. Under a reimbursement plan, 12b-1 payments may not exceed the maximum 12b-1 fee or allowable distribution and related shareholding servicing expenses incurred by the distributor, as defined in the Plan. Effective July 1, 2017, the Fund’s Plan was restructured as a compensation plan. Under a compensation plan, the distributor may receive 12b-1 fees in excess of the allowable distribution and related shareholder servicing expenses, but not exceeding the maximum 12b-1 fee, which may be applied to future periods when distribution and related shareholder servicing expenses are less than the maximum 12b-1 fee set by the Plan. Under the Plan, prior to September 25, 2017, the Fund accrued the Rule 12b-1 fee daily, at the maximum annual rate up to 0.20% of the average daily net assets attributable to Class A shares. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Class A shares of the Fund changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of the Fund. The Fund pays the fee monthly to JNLD. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. Amounts charged pursuant to the Plan are reflected as 12b-1 fees (Class A) in the Fund’s Statement of Operations. Class I shares of the JNL/PPM America Low Duration Bond Fund and Institutional Class shares of JNL Government Money Market Fund have no Rule 12b-1 Fees.

Deferred Compensation Plan. The Funds adopted a Deferred Compensation Plan whereby an Independent Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in payable for board of trustees fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in board of trustees fees set forth in the Statements of Operations.

Share Transactions. On September 25, 2017, JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in JNL/PPM America Low Duration Bond Fund was sold from Class A shares and purchased into Class I shares. Proceeds from the sale of shares, cost of shares redeemed, shares sold and shares redeemed in the Statement of Changes in Net Assets includes the simultaneous redemption of Class A shares and purchase of Class I shares as follows:

	Cost of shares redeemed($)	Shares redeemed	Proceeds from the sale of shares($)	Shares sold
JNL/PPM America Low Duration Bond Fund	(628,322)	(62,087)	628,322	62,087

NOTE 8. BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds participate in the SCA with other funds managed by JNAM (“Participating Funds”) in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. The Participating Funds may borrow up to the lesser of $600,000,000, the amount available under the facility; the limits set for borrowing by the Participating Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. JNL/PPM America Floating Rate Income Fund, a series of JNL Series Trust and a Participating Fund managed by JNAM, has priority to utilize $150,000,000 of the SCA under an InterFund Allocation Agreement.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2017

The Participating Funds pay an annual fee of 0.15% of the available commitments. These fees are allocated 25% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 75% to the other Participating Funds based on each fund’s net assets as a percentage of the Participating Funds’ total net assets. During the year, the Participating Funds paid an annual administration fee to JPMorgan Chase Bank, N.A. which is allocated in the same manner as the commitment fee. The fees related to the SCA are included in other expenses in each Fund’s Statement of Operations. No amounts were borrowed under the facility during the year.

Pursuant to an Exemptive Order issued by the SEC, the Funds, along with certain other funds advised by JNAM, may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at year end are included in Receivable for interfund lending or Payable for interfund lending, as appropriate, in the Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the year.

NOTE 9. INCOME TAX MATTERS

Each Fund is a separate tax payer for federal income tax purposes. Each of these Funds intends to qualify as a regulated investment company (“RIC”) and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required. The Funds may also fully or partially satisfy their distribution requirements by using consent dividends rather than cash dividends. Consent dividends are authorized by Jackson, and the distributions are treated as if they were paid in cash for tax purposes only. Under current tax law, interest, dividends and capital gains paid by these Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

The following information is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: expired capital loss carryforwards, paydown reclassifications, non-deductible offering costs and distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase(Decrease)
	Undistributed Net Investment Income (Loss)($)	Accumulated Net Realized Gain (Loss)($)	Paid-in Capital($)
JNL/PPM America Low Duration Bond Fund	(10,593)	(909)	11,502

At December 31, 2017, the following Fund had capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains. Details of the capital loss carryforwards are listed in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

	Expiring Capital Loss Carryforwards		Capital Loss Carryforwards with No Expiration
	Year(s) of Expiration	Amount ($)	Short Term ($)	Long Term ($)	Total ($)
JNL/PPM America Low Duration Bond Fund	—	—	—	456	456

At December 31, 2017, the following Fund had capital, currency and/or PFIC mark-to-market losses (in thousands) realized after October 31, 2017 (“Post-October losses”), which were deferred for tax purposes to the first day of the following fiscal year, January 1, 2018:

Amount($)
JNL/PPM America Low Duration Bond Fund	851

As of December 31, 2017, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/PPM America Low Duration Bond Fund	591,505	615	(2,226)	(1,611)
JNL Government Money Market Fund	3,009,096	—	—	—

As of December 31, 2017, the components of net unrealized appreciation (depreciation) (in thousands) for derivatives were as follows:

	Tax Cost/ Adjustment($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/PPM America Low Duration Bond Fund
Futures Contracts	35	—	—	—

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2017

As of December 31, 2017, the components of distributable taxable earnings (in thousands) for U.S. federal income tax purposes were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL/PPM America Low Duration Bond Fund	—	—	(2,477)	(456)
JNL Government Money Market Fund	58	11	(118)	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for open wash sale loss deferrals.

The tax character of distributions paid (in thousands) during the Funds' fiscal year ended December 31, 2017 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain**($)
JNL/PPM America Low Duration Bond Fund	94	—
JNL Government Money Market Fund	25,357	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the

Funds related to net capital gains to zero for the year ended December 31, 2017.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2016 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)
JNL/PPM America Low Duration Bond Fund	8,917	–
JNL Government Money Market Fund	8,877	–

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2014, 2015, 2016 and 2017 which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2017.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following events occurred:

Board of Trustees. Effective January 1, 2018, two new Independent Trustees joined the Board and one retired. Effective January 1, 2018, the Board consists of 11 Trustees, which includes 10 Independent Trustees and one interested Trustee.

No other events were noted that required adjustments to the financial statements or disclosure in the notes to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
JNL Investors Series Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each series within JNL Investors Series Trust including JNL/PPM America Low Duration Bond Fund and JNL Government Money Market Fund (the “Funds”) as of December 31, 2017, the related statements of operations, for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians, transfer agents and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as auditor of certain JNL investment companies since 2001.

Chicago, Illinois

February 23, 2018

JNL Investors Series Trust

Additional Disclosures (Unaudited)

December 31, 2017

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees for JNL/PPM America Low Duration Bond Fund and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)††
JNL/PPM America Low Duration Bond Fund
Class A	0.73	1,000.00	1,003.10	3.69	1,000.00	1,021.53	3.72
Class I*	0.45	1,000.00	1,000.00	1.21	1,000.00	1,022.94	2.29
JNL Government Money Market Fund
Institutional Class	0.19	1,000.00	1,004.70	0.96	1,000.00	1,024.25	0.97

† For Classes with at least 6-month’s operating history, expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period). For Classes with less than 6-month’s operating history, expenses paid during the period are equal to the annualized net expenses ratio, multiplied by the average account value over the period since inception, then multiplied by 98/365 (to reflect the period since the Class’s inception).

* Class I has less than 6-month’s operating history and the amounts reported under Expenses Using Hypothetical 5% Return are not comparable to the amounts reported in Expenses Using Actual Fund Return.

†† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings. The file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser (and Sub-Advisers) used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available (1) without charge, upon request by calling 1-800-392-2909; (2) on Jackson National Life Insurance Company's or Jackson National Life Insurance Company of New York's website at www.jackson.com; and (3) by visiting the SEC’s website at www.sec.gov.

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in JNL Fund Complex Overseen by Trustee
Interested Trustee
Mark D. Nerud (51) [1] 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	162

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of other investment companies advised by JNAM (8/2014 to present, 8/2012 to present, and 12/2006 to present); Principal Executive Officer of an investment company advised by PPM America, Inc. (11/2017 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015)

Other Directorships Held by Trustee During Past 5 Years: None
Independent Trustees
Eric Anyah (50) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	162

Principal Occupation(s) During Past 5 Years:

Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present); Executive Vice President and Chief Financial Officer, The Art Institute of Chicago (11/2008 to 9/2013)

Other Directorships Held by Trustee During Past 5 Years: None
Michael Bouchard (61) 1 Corporate Way Lansing, MI 48951	Trustee 2 (8/2000 to present)	162
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Ellen Carnahan (62) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2013 to present)	162
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director, Paylocity (11/2016 to present); Director and Audit Committee Member, ENOVA International Inc. (5/2015 to present); Director (5/2003 to 6/2015), Governance Committee Member (5/2003 to 5/2013), Governance Committee Chair (5/2010 to 5/2013), Finance Committee Member (5/2003 to 5/2013), Audit Committee Member (5/2003 to 6/2015), Environmental Committee Member (5/2013 to 6/2015), Integrys Energy Group

William J. Crowley, Jr. (72) 1 Corporate Way Lansing, MI 48951	Chair of the Board 3 (1/2014 to present) Trustee 2 (1/2007 to present)	162
Principal Occupation(s) During Past 5 Years: Board Member of a corporate board (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (7/2009 to 7/2016), Audit Committee Member (7/2009 to 9/2013), Audit Committee Chair (5/2012 to 9/2013), Massey Litigation Advisory Committee Chair (9/2013 to 7/2016), Safety, Health, Environmental and Sustainability Committee Member (5/2012 to 7/2016), Capital Markets Committee Member (5/2010 to 7/2016), Alpha Natural Resources

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in JNL Fund Complex Overseen by Trustee
Michelle Engler (59) 1 Corporate Way Lansing, MI 48951	Trustee 2 (8/2000 to present)	162
Principal Occupation(s) During Past 5 Years: Partner, Engler LLC (consulting firm) (2013 to present); Attorney (1983 to present)
Other Directorships Held by Trustee During Past 5 Years: None
John Gillespie (64) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2013 to present)	162

Principal Occupation(s) During Past 5 Years:

Chief Financial Advisor, Yosi, Inc. (healthcare services software company) (1/2017 to present); Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present)

Other Directorships Held by Trustee During Past 5 Years: None
William R. Rybak (66) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present)	162
Principal Occupation(s) During Past 5 Years: Retired private investor (5/2000 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (2010 to present), Board Chair (2/2016 to present), Audit Committee Chair (2012 to present), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present) and Governance Committee Chair (2004 to present), each of the Calamos Mutual Funds and Closed-End Funds; Director (12/2003 to 6/2017), Audit Committee Chair (5/2013 to 6/2017), Business Risk Committee Chair (5/2009 to 5/2013), PrivateBancorp Inc.

Mark S. Wehrle (60) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	162
Principal Occupation(s) During Past 5 Years: Real Estate Broker, Broker’s Guild (4/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (1/2011 to 6/2014)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Delta Dental of Colorado (1/2012 to present); Trustee, Curian Series Trust (7/2013 to 2/2016)
Edward Wood (61) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2013 to present)	162
Principal Occupation(s) During Past 5 Years: Chief Operating Officer, McDonnell Investment Management, LLC (8/2010 to 4/2015)
Other Directorships Held by Trustee During Past 5 Years: None
Patricia A. Woodworth (62) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present)	162
Principal Occupation(S) During Past 5 Years: Vice President, Chief Financial Officer, and Chief Operating Officer, The J. Paul Getty Trust (philanthropic organization) (12/2007 to present)
Other Directorships Held by Trustee During Past 5 Years: None
[1] Mr. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
[2] Th [2] Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

[3] The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (34) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2016 to present)

Principal Occupation(s) During Past 5 Years:

Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Attorney of JNAM (11/2011 to 10/2013); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present and 5/2012 to present); Vice President and Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016)

Kelly L. Crosser (45) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)

Principal Occupation(s) During Past 5 Years:

Manager of Legal Regulatory Filings and Print, JNAM (1/2018 to present); Manager of Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to 12/2017); Senior Compliance Analyst of Jackson (4/2007 to 12/2013); Assistant Secretary of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 9/2007 to present); Assistant Secretary of Curian Series Trust (11/2010 to 2/2016)

Steven J. Fredricks (47) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/2005 to present) Anti-Money Laundering Officer (12/2015 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (2/2013 to present); Chief Compliance Officer of JNAM (1/2005 to present); Chief Compliance Officer of other investment companies advised by JNAM (1/2018 to present, 8/2012 to present, and 1/2005 to present); Anti-Money Laundering Officer of other investment companies advised by JNAM (1/2018 to present and 12/2015 to present)

William P. Harding (43) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of JNAM (10/2012 to 6/2014); Vice President of other investment companies advised by JNAM (5/2014 to present and 11/2012 to present); Vice President of Curian Capital, LLC (2/2013 to 4/2015); Vice President of Curian Series Trust (5/2014 to 2/2016)

Karen J. Huizenga (52) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/2008 to present)

Principal Occupation(s) During Past 5 Years:

Vice President – Financial Reporting of JNAM (7/2011 to present); Assistant Treasurer of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 12/2008 to present); Assistant Treasurer of an investment company advised by PPM America, Inc. (11/2017 to present); Assistant Treasurer of Curian Series Trust (11/2010 to 2/2016)

Daniel W. Koors (47) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present) Treasurer and Chief Financial Officer (9/2016 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (1/2018 to present, 8/2012 to present, and 12/2006 to present); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to present and 10/2011 to present); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (11/2017 to present); Treasurer and Chief Financial Officer of Curian Series Trust (11/2010 to 2/2016)

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Kristen K. Leeman (42) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2012 to present)

Principal Occupation(s) During Past 5 Years:

Regulatory Analyst of JNAM (1/2018 to present); Regulatory Analyst of Jackson (2/2014 to 12/2017); Senior Paralegal of Jackson (3/2006 to 2/2014); Assistant Secretary of other investment companies advised by JNAM (1/2018 to present, 8/2012 to present, and 6/2012 to present)

Mia K. Nelson (35) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (8/2017 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President – Tax of JNAM (3/2017 to present); Director – Tax of JNAM (3/2015 to 3/2017); Manager – Tax of JNAM (5/2013 to 3/2015); Assistant Vice President of other investment companies advised by JNAM (9/2017 to present and 8/2017 to present); Manager – Tax, Calamos Investments (2/2012 to 5/2013)

Joseph B. O’Boyle (55) 1 Corporate Way Lansing, MI 48951	Vice President (1/2018 to present)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2015 to present); Vice President of other investment companies advised by JNAM (1/2018 to present); Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)

Michael T. Piszczek (60) 1 Corporate Way Lansing, MI 48951	Vice President (11/2007 to present)

Principal Occupation(s) During Past 5 Years:

Vice President – Tax of JNAM (7/2011 to present); Vice President of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 11/2007 to present); Vice President of Curian Series Trust (11/2010 to 2/2016)

Susan S. Rhee (46) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer, and Secretary (2/2004 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 2/2004 to present); Vice President and Assistant Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Vice President, Chief Legal Officer, and Secretary of Curian Series Trust (11/2010 to 2/2016)

Trustees and Officers of JNL Investors Series Trust (“Trust”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The following persons, who are Independent Trustees of the Trust, received from the Trust the compensation amounts indicated for the services as such for the 12-month period ended December 31, 2017:

Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex [1]
Eric O. Anyah[10]	$0	$0	$0	$0
Michael Bouchard	$8,820	$0	$0	$304,500 [8]
Ellen Carnahan	$8,748	$0	$0	$302,000 [3]
William J. Crowley, Jr. [2]	$10,283	$0	$0	$355,000 [4]
Michelle Engler	$8,313	$0	$0	$287,000
John Gillespie	$8,603	$0	$0	$297,000 [5]
Richard McLellan[9]	$8,168	$0	$0	$282,000
William R. Rybak	$9,037	$0	$0	$312,000
Mark S. Wehrle[10]	$0	$0	$0	$0
Edward Wood	$8,748	$0	$0	$302,000 [6]
Patricia Woodworth	$8,168	$0	$0	$282,000 [7]

1 The fees paid to the Independent Trustees are paid for combined service on the Boards of the Trust, JNL Series Trust, JNL Variable Fund LLC, and JNL Strategic Income Fund LLC (the “Fund Complex”). The fees are allocated to the Fund Complex and affiliated investment companies on a pro-rata basis based on net assets. The total fees paid to all the Independent Trustees is $2,723,500.

2  Mr. Crowley is an ex-officio member of the Governance Committee and the Audit Committee. Therefore, he does not receive any compensation as a member of these Committees.

3  Amount includes $151,000 deferred by Ms. Carnahan.

4  Amount includes $195,250 deferred by Mr. Crowley.

5  Amount includes $148,500 deferred by Mr. Gillespie.

6  Amount includes $151,000 deferred by Mr. Wood.

7  Amount includes $282,000 deferred by Ms. Woodworth.

8  Amount includes $11,738 deferred by Mr. Bouchard.

9  Mr. McLellan retired from service from the Board of the Fund Complex effective December 31, 2017.

10  Messrs. Anyah and Wehrle commenced service on the Board of the Fund Complex effective January 1, 2018.

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-392-2909; (2) by writing JNL Investors Series Trust, 225 W. Wacker, Suite 1200, Chicago IL 60606; or (3) on Jackson National Life Insurance Company's or Jackson National Life Insurance Company of New York's website at www.jackson.com.

JNL Investors Series Trust

(the “Trust”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate Funds (each a “Fund” and collectively the “Funds”) and, as required by law, determines annually whether to approve the Trust’s advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s Sub-Adviser(s) (“Sub-Advisory Agreements” and, collectively with the Advisory Agreement, the “Agreements”).

At meetings on June 1-2, 2017 and August 28-30, 2017, the Board, including all of the trustees, who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (“Independent Trustees”) considered information relating to the continuation of these Agreements. In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Agreements through September 30, 2018.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided, (2) the investment performance of each Fund, (3) cost of services of each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Agreements. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of each applicable Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services provided by JNAM, including but not limited to the oversight of the Sub-Advisers pursuant to the “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Funds. The Board also took into account that JNAM monitors the performance of the various organizations that provide services to the Funds, including the Funds’ distributor, transfer agent, and custodian. With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the existing Sub-Advisers. The Board also considered the investment sub-advisory services provided by each Sub-Adviser. The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements. The Board also considered the various business-related risks JNAM faces as a result of managing the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that are responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who are responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by JNAM under the Advisory Agreement and (ii) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by each Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund as described in quarterly reports prepared by JNAM. The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies. The Board also considered the gross performance of each Fund, including, where applicable, how the Fund performed versus the average performance of a group of comparable funds (“peer group”) selected by an independent data service and how the Fund performed versus its primary benchmark index (“benchmark”). The Board further considered that comparison to peer groups provides a helpful way to measure the Funds’ performance, but noted that peer group universes are constantly evolving, and as such, the universes of comparable funds in the Funds’ peer groups may change from time to time.

The performance reviewed by the Board was for periods ended on December 31, 2016 (unless otherwise noted). When available, the Board considered one-, three-, five- and ten-year performance.

JNL Government Money Market Fund (formerly, JNL Money Market Fund). The Board considered that the Fund outperformed its benchmark for the one-, three- and ten-year periods and performed the same for the five-year period. The Board noted that prior to September 19, 2016, the Fund operated as a prime money market fund and that effective September 19, 2016, the Fund operates as a government money market fund and, as such, invests at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are “collateralized fully” (i.e., backed by cash or government securities). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Low Duration Bond Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods, though it underperformed its peer group for these periods. The Board also considered that the Fund’s performance was in the 55th and 53rd percentiles of its peer group over the one- and three-year periods, respectively. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Costs of Services

The Board reviewed the fees paid to JNAM and each Fund’s Sub-Adviser. For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any. The Board also noted that JNAM does not manage any institutional accounts with which the Funds’ fees could be compared. Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). The Board noted that comparison to peer groups provides a helpful way to evaluate the Funds’ fees, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Funds’ peer group may change from time to time. While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee is paid by JNAM (not the Fund) and, therefore, is neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

JNL Government Money Market Fund (formerly, JNL Money Market Fund). The Board considered that the Fund’s total expense ratio is below the peer group average, though its advisory fee is higher than the peer group average. The Board observed that the peer group did not include funds that used sub-advisers so a comparison of sub-advisory fees was not available but noted that the Fund’s sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PPM America Low Duration Bond Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than the respective peer group averages. The Board noted that, effective July 1, 2017, the Fund’s sub-advisory fee was reduced. The Board also took into account that the Fund’s advisory fee will be reduced on or about September 25, 2017. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the fee rate as assets increase. The Board concluded that the advisory fees in some measure share economies of scale with shareholders. The Board also considered that economies of scale can be shared with the Funds in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board noted that each service provided to the Funds by JNAM or one of its affiliates is provided pursuant to a written agreement, which the Board evaluates periodically as required by law. The Board also noted that a Sub-Adviser may from time to time pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund that each Sub-Adviser manages. The Board considered JNAM’s assertion that those meetings do not yield a profit to the Funds’ distributor, that Sub-Advisers are not required to participate in the meetings and that recommendations to hire or fire Sub-Advisers are not influenced by a Sub-Adviser’s willingness to participate in the meetings. In addition, the Board considered that certain affiliates of the Sub-Advisers may participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for its activities, in addition to payments for marketing and conferences. Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the sub-adviser as a result of its relationship with the Fund(s).

JNL Investors Series Trust

One Corporate Way
Lansing, MI 48951

CMV8381 01/18

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named William R. Rybak as an Audit Committee financial expert serving on its Audit Committee. William R. Rybak is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

In accordance with the terms of the Trust’s Amended and Restated Administration Agreement dated December 15, 2006, for the JNL Money Market Fund, JNAM, the Fund’s administrator, was responsible for the payment of all expenses associated with the annual audit and other required services of the independent registered public accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2016 and December 31, 2017. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2016	$27,997	$0	$0	$0
2017	$29,282	$0	$0	$0

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2016	$147,321	$17,000	$0
2017	$21,675	$0	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an attestation on the suitability of design and operating effectiveness of control pursuant to Statement on Standards for Attestation Engagements No. 16 of the registrant’s adviser and administrator and an audit of a non-registered affiliated investment company.

The above Tax Fees for 2016 are the aggregate fees billed for professional services by KPMG to Adviser Entities for tax compliance, tax advice, and tax return review.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2016, was $164,3217. The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2017 was $21,675.

(h) For the fiscal years ended December 31, 2016 and December 31, 2017, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a)	The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Investors Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 6, 2018

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 6, 2018

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.